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            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
               CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

THE FOLLOWING INFORMATION SUPERCEDES CERTAIN INFORMATION CONTAINED IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

The following information replaces the information set forth on page 56 of the Funds' Statement of Additional Information:

     The Funds and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

Dated:  July 15, 2003